Exhibit (h) 3.1

Select Growth Total Expense Cap

and Class I Transfer Agency Cap

2/29/08 to 2/28/09

February 29, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Select Growth Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2009, up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of that Fund on an annual basis.

Direct Fund-level expenses for the Select Growth Fund do not include 12b-1, shareholder services, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

With respect to Class I Shares of the Fund, Russell Fund Services Company (“RFSC”), as transfer agent to RIC agrees to waive, until February 28, 2009, its transfer agency fees for Class I Shares of the Select Growth Fund to the extent that those fees for that class exceed 0.01% of the average daily net assets of the Class I Shares.

This agreement (1) supersedes any prior waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s or RFSC’s option, continue after February 28, 2009, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY		RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark	By:	/s/ Greg J. Stark
	Greg J. Stark	Greg J. Stark
	President	President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

TMM&SC

Total Expense Cap

2/29/08 to 2/28/09

February 29, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Tax-Managed Mid & Small Cap Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2009, up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis.

Direct fund-level expenses for the Tax-Managed Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This agreement (1) supersedes any prior waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after February 28, 2009, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Short Duration Bond

Total Expense Cap

2/29/08 to 2/28/09

February 29, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Short Duration Bond Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2009, up to the full amount of its 0.45% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund on an annual basis.

Direct fund-level expenses for the Short Duration Bond Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This agreement (1) supersedes any prior waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after February 28, 2009, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Money Market Fund

Advisory Fee Waiver

2/29/08 to 2/28/10

February 29, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Money Market Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2010, 0.15% of its 0.20% advisory fee for the Money Market Fund.

This agreement (1) supersedes any prior waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after February 28, 2010, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Administrative Fee Waiver

January 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Russell Investment Company Equity I Fund (the “Fund”)

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”), as administrator to Russell Investment Company (“RIC”), agrees to waive 0.02% of its 0.05% administrative fee for the Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may be revised or eliminated only with the prior approval of the RIC Board of Trustees. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Administrative Fee Waiver

January 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Russell Investment Company Equity II Fund (the “Fund”)

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”), as administrator to Russell Investment Company (“RIC”), agrees to waive 0.02% of its 0.05% administrative fee for the Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may be revised or eliminated only with the prior approval of the RIC Board of Trustees. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Administrative Fee Waivers

January 1, 2008

Mr.	Mark E. Swanson
Treasurer
Russell	Investment Company
909	A Street
Tacoma,	WA 98402

RE:	Russell Investment Company Fixed Income I Fund (the “Fund”)

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”), as administrator to Russell Investment Company (“RIC”), agrees to waive 0.02% of its 0.05% administrative fee for the Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may be revised or eliminated only with the prior approval of the RIC Board of Trustees. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Administrative Fee Waiver

January 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Russell Investment Company Fixed Income III Fund (the “Fund”)

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”), as administrator to Russell Investment Company (“RIC”), agrees to waive 0.02% of its 0.05% administrative fee for the Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may be revised or eliminated only with the prior approval of the RIC Board of Trustees. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Administrative Fee Waiver

January 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Russell Investment Company International Fund (the “Fund”)

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”), as administrator to Russell Investment Company (“RIC”), agrees to waive 0.02% of its 0.05% administrative fee for the Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may be revised or eliminated only with the prior approval of the RIC Board of Trustees. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Administrative Fee Waiver

January 1, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Russell Investment Company Equity Q Fund (the “Fund”)

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”), as administrator to Russell Investment Company (“RIC”), agrees to waive 0.02% of its 0.05% administrative fee for the Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may be revised or eliminated only with the prior approval of the RIC Board of Trustees. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Target Date Funds (5s)

Advisory Fee and

Admin Fee Waiver

3/31/08 to 5/1/09

March 31, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Fund (the “Funds”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until May 1, 2009, its 0.20% advisory fee for the Funds. Russell Fund Services Company (“RFSC”), as administrator to RIC, agrees to waive, until May 1, 2009, its 0.05% administrative fee for the Funds.

This agreement (1) supersedes any prior waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s or RFSC’s option, continue after May 1, 2009, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY		RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark	By:	/s/ Greg J. Stark
	Greg J. Stark, President		Greg J. Stark, President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson, Treasurer

Target Date Funds (5s)

Transfer Agency Fee Waiver

3/31/08 to 5/1/09

March 31, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Russell Investment Company 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Fund (the “Funds”)

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”) agrees to waive all transfer agency and service fees to be paid by the Funds at least through May 1, 2009.

This waiver supersedes any prior waiver or reimbursement arrangements. This Agreement shall automatically renew annually for successive one-year periods unless otherwise agreed to by a vote of a majority of the Trustees, including a majority of the independent Trustees.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Target Date Funds (5s)

Direct Expense Reimbursement

3/31/08 to 5/1/09

March 31, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Russell Investment Company 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Fund (the “Funds”)

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”), in its capacity as transfer agent for Russell Investment Company (“RIC”), agrees to reimburse the Funds, at least through May 1, 2009, for all fund expenses paid by the Funds except 12b-1 fees, shareholder services fees, the expenses of other investment companies in which the Funds invests which are borne indirectly by the Funds and extraordinary expenses.

This agreement supersedes any prior waiver or reimbursement arrangements. This agreement shall automatically renew annually for successive one-year periods unless otherwise agreed to by a vote of a majority of the Trustees, including a majority of the independent Trustees.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Target Date Funds (10s)

Advisory Fee and Admin Fee Waiver

2/29/08 to 2/28/09

February 29, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds (the “Funds”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2009, its 0.20% advisory fee for the Funds.

Beginning on April 1, 2008, Russell Fund Services Company (“RFSC”), as administrator to RIC, agrees to waive, until February 28, 2009, its 0.05% administrative fee for the Funds.

This agreement (1) supersedes any prior waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after February 28, 2009, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Target Date Funds (10s)

Transfer Agency Fee Waiver

2/29/08 to 2/28/09

February 29, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Russell Investment Company 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds (the “Funds”)

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”) agrees to waive all transfer agency and service fees to be paid by the Funds at least through February 28, 2009.

This waiver supersedes any prior waiver or reimbursement arrangements. This Agreement shall automatically renew annually for successive one-year periods unless otherwise agreed to by a vote of a majority of the Trustees, including a majority of the independent Trustees.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Target Date Funds (10s)

Direct Expense Reimbursement

2/29/08 to 2/28/09

February 29, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Russell Investment Company 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds (the “Funds”)

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”), in its capacity as transfer agent for Russell Investment Company (“RIC”), agrees to reimburse the Funds, at least through February 28, 2009, for all Expenses (as defined below) paid by the Funds except 12b-1 fees, shareholder services fees, the expenses of other investment companies in which the Funds invests which are borne indirectly by the Funds and extraordinary expenses.

This waiver supersedes any prior waiver or reimbursement arrangements. This Agreement shall automatically renew annually for successive one-year periods unless otherwise agreed to by a vote of a majority of the Trustees, including a majority of the independent Trustees.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

Target Distribution Funds

Total Expense Cap

12/31/07 to 2/28/09

December 31, 2007

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Retirement Distribution Fund I – A Shares, Accelerated Distribution Fund I – A Shares, Extended Distribution Fund I – A Shares, Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares and Extended Distribution Fund I – S Shares (the “Funds”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), in its capacity as adviser to Russell Investment Company (“RIC”), agrees to waive, at least until February 28, 2009, the amounts set forth below for the Funds. Additionally, Russell Fund Services Company (“RFSC”), as transfer agent to RIC, agrees to waive its transfer agency and service fees and to reimburse the Funds, at least through February 28, 2009, the amounts set forth below.

This agreement supersedes any prior waiver or reimbursement arrangements. This Agreement shall automatically renew annually for successive one-year periods unless otherwise agreed to by a vote of a majority of the Trustees, including a majority of the independent Trustees.

For purposes of this agreement, “Expenses” does not include 12b-1 fees, shareholder services fees, the expenses of other investment companies in which the Funds invests which are borne indirectly by the Funds and extraordinary expenses.

For Retirement Distribution Fund I – A Shares:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees exceed the greater of

(a) 1.33% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and

(2) RFSC agrees then to waive its transfer agency and service fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees exceed the greater of

(a) 1.33% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and

(3) RFSC agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees, after the above fee waivers, exceed the greater of

(a) 1.33% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

For Accelerated Distribution Fund I – A Shares:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees exceed the greater of

(a) 1.24% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and

(2) RFSC agrees then to waive its transfer agency and service fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees exceed the greater of

(a) 1.24% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and

(3) RFSC agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees, after the above fee waivers, exceed the greater of

(a) 1.24% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

For Extended Distribution Fund I – A Shares:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees exceed the greater of

(a) 1.28% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and

(2) RFSC agrees then to waive its transfer agency and service fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees exceed the greater of

(a) 1.28% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and

(3) RFSC agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees, after the above fee waivers, exceed the greater of

(a) 1.28% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

For Retirement Distribution Fund I – S Shares:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees exceed the greater of

(a) 1.15% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RFSC agrees then to waive its transfer agency and service fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees exceed the greater of

(a) 1.15% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(3) RFSC agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees, after the above fee waivers, exceed the greater of

(a) 1.15% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

For Accelerated Distribution Fund I – S Shares:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees exceed the greater of

(a) 0.96% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RFSC agrees then to waive its transfer agency and service fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees exceed the greater of

(a) 0.96% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(3) RFSC agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees, after the above fee waivers, exceed the greater of

(a) 0.96% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

For Extended Distribution Fund I – S Shares:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees exceed the greater of

(a) 1.00% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RFSC agrees then to waive its transfer agency and service fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees exceed the greater of

(a) 1.00% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(3) RFSC agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses,” Expenses and 12b-1 fees, after the above fee waivers, exceed the greater of

(a) 1.00% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY		RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark	By:	/s/ Greg J. Stark
	Greg J. Stark		Greg J. Stark
	President		President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

RIC Target Portfolio Funds

Total Expense Cap

2/29/08 to 2/29/09

February 29, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Conservative Strategy, Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds (the “Funds”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), in its capacity as adviser to Russell Investment Company (“RIC”), agrees to waive, at least until February 28, 2009, the amounts set forth below for the Funds. Additionally, Russell Fund Services Company (“RFSC”), as transfer agent to RIC, agrees to waive its transfer agency and service fees and to reimburse the Funds, at least through February 28, 2009, the amounts set forth below.

This Agreement supersedes any prior waiver or reimbursement arrangements. This Agreement shall automatically renew annually for successive one-year periods unless otherwise agreed to by a vote of a majority of the Trustees, including a majority of the independent Trustees.

For purposes of this agreement, “Expenses” does not include 12b-1 fees, shareholder services fees, the expenses of other investment companies in which the Funds invests which are borne indirectly by the Funds and extraordinary expenses.

For the Conservative Strategy Fund:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 0.84% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RFSC agrees then to waive its transfer agency and service fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 0.84% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(3) RFSC agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses, after the above fee waivers, exceed the greater of

(a) 0.84% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

For the Moderate Strategy Fund:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 0.95% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RFSC agrees then to waive its transfer agency and service fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 0.95% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(3) RFSC agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses, after the above fee waivers, exceed the greater of

(a) 0.95% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

For the Balanced Strategy Fund:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 1.02% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RFSC agrees then to waive its transfer agency and service fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 1.02% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(3) RFSC agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses, after the above fee waivers, exceed the greater of

(a) 1.02% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

For the Growth Strategy Fund:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 1.09% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RFSC agrees then to waive its transfer agency and service fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 1.09% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(3) RFSC agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses, after the above fee waivers, exceed the greater of

(a) 1.09% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

For the Equity Growth Strategy Fund:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 1.16% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RFSC agrees then to waive its transfer agency and service fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 1.16% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(3) RFSC agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses, after the above fee waivers, exceed the greater of

(a) 1.16% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY		RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark	By:	/s/ Greg J. Stark
	Greg J. Stark		Greg J. Stark
	President		President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

RIC Tax-Managed Global Equity

Total Expense Cap

2/29/08 to 2/28/09

February 29, 2008

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Tax-Managed Global Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), in its capacity as adviser to Russell Investment Company (“RIC”), agrees to waive, at least until February 28, 2009, the amounts set forth below for the Funds. Additionally, Russell Fund Services Company (“RFSC”), as transfer agent to RIC, agrees to waive its transfer agency and service fees and to reimburse the Funds, at least through February 28, 2009, the amounts set forth below.

This Agreement supersedes any prior waiver or reimbursement arrangements. This Agreement shall automatically renew annually for successive one-year periods unless otherwise agreed to by a vote of a majority of the Trustees, including a majority of the independent Trustees.

For purposes of this agreement, “Expenses” does not include 12b-1 fees, shareholder services fees, the expenses of other investment companies in which the Funds invests which are borne indirectly by the Funds and extraordinary expenses.

For the Tax-Managed Global Equity Fund:

(1) RIMCo agrees to waive a portion of its 0.20% advisory fee, up to the full amount of that fee, equal to the amount by which the aggregate of a Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 1.10% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(2) RFSC agrees then to waive its transfer agency and service fee, up to the full amount of that fee, equal to the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses exceed the greater of

(a) 1.10% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and

(3) RFSC agrees then to reimburse the Fund for all remaining Expenses in the amount by which the aggregate of the Fund’s “Acquired Fund Fees and Expenses” and Expenses, after the above fee waivers, exceed the greater of

(a) 1.10% of the Fund’s average daily net assets on an annual basis or

(b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY		RUSSELL FUND SERVICES COMPANY

By:	/s/ Greg J. Stark	By:	/s/ Greg J. Stark
	Greg J. Stark		Greg J. Stark
	President		President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer